UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) November 11, 2008
TRW Automotive Holdings Corp.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-31970	81-0597059

(Commission File Number)	(IRS Employer Identification No.)

12001 Tech Center Drive, Livonia, Michigan	48150

(Address of Principal Executive Offices)	(Zip Code)
(734) 855-2600

(Registrant’s Telephone Number, Including Area Code)
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

SIGNATURE
EX-10.2
EX-10.3
EX-10.4
EX-10.5
EX-99.1
Letter to Michael R. Gambrell, dated September 18, 2008
Form of Fourth Amendment to Employment Agreement, dated November 12, 2008, between TRW Automotive Inc. and each of David L. Bialosky, Joseph S. Cantie and Neil E. Marchuk.
Fourth Amendment to Employment Agreement, dated November 12, 2008, between TRW Limited and Peter J. Lake.
Form of Indemnification Agreement between the Company and each of its directors and executive officers.
Press Release dated November 12, 2008

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
Election of Director
At a meeting held on November 12, 2008, the Board of Directors (the “Board”) of the Company elected Michael R. Gambrell as a Class I director (with a term expiring at the 2011 annual meeting of stockholders), filling the vacancy created by the resignation of one of the Company’s prior Board members in November of 2007. Mr. Gambrell is Executive Vice President of Basic Plastics and Chemicals for The Dow Chemical Company (“Dow”), a position he has held since 2005. He is responsible for Dow’s Global Manufacturing and Engineering Organization and has executive oversight for Dow’s activities in India, the Middle East and Africa.
In connection with his election, the Company has agreed to compensate Mr. Gambrell with an annual cash retainer of $50,000 per year, which will be prorated for the first year, and a meeting fee of $1,500 per Board meeting attended. Mr. Gambrell has also been awarded a grant of 875 Restricted Stock Units (“RSUs”), which is one-quarter of the annual grant that was made to the Company’s independent directors in February 2008. Each RSU represents the right to receive one share of the Company’s common stock on the first anniversary of the grant date, provided that Mr. Gambrell continues to be a member of the Board of the Company or the Company’s subsidiary TRW Automotive Inc. through that date. The foregoing description is qualified in its entirety by reference to the full text of the RSU agreement, the form of which is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K. Other terms and conditions of Mr. Gambrell’s compensation are outlined in the letter attached hereto as Exhibit 10.2.
The text of the press release announcing the election of Mr. Gambrell, which is attached as Exhibit 99.1, is incorporated by reference herein in its entirety.
Amendments to Employment Agreements of Certain Executive Officers
On November 12, 2008, the applicable subsidiary of the Company and each of David L. Bialosky, Joseph S. Cantie and Peter J. Lake, each a named executive officer, and Neil E. Marchuk, an executive officer, entered into amendments to such officers’ existing employment agreements.
•	The amendments extend the term of each officer’s agreement to December 31, 2011, and continue to provide for automatic one-year renewals of the term beyond such date unless timely notice is provided by either party.

•	In addition, the amendment for Mr. Lake clarifies the specific benefits to which Mr. Lake is entitled.
This description of the amendments is qualified in its entirety by reference to the full text of the amendments, which are attached hereto as Exhibits 10.3 and 10.4.
Indemnification Agreements of Directors and Executive Officers
On November 11, 2008, the Compensation Committee of the Company’s Board of Directors approved an indemnification agreement to be executed with each of the Company’s directors and executive officers (each, an “Indemnitee”) substantially in the form presented to the Compensation Committee. The indemnification agreement provides that the Company will indemnify each Indemnitee, to the fullest extent permitted by law, in connection with (among other things) Indemnitee’s capacity as a director, officer, employee or agent of the Company. This obligation includes, subject to certain terms and conditions, indemnification for any expenses (including reasonable attorneys’ fees), judgments, fines, penalties and settlement amounts actually and reasonably incurred by Indemnitee in connection with any threatened or pending action, suit or proceeding. The Company may be required to advance such expenses, in which case Indemnitee will be obligated to reimburse the Company for the amounts advanced if it is later determined that Indemnitee is not entitled to indemnification for such expenses.
However, the Company is not obligated under the indemnification agreement to indemnify any Indemnitee in connection with:
•	any settlement amount absent the Company’s prior written consent to such settlement (which is not to be unreasonably withheld);

•	any claim for so-called “short-swing” profits made by Indemnitee from trading securities of the Company or any reimbursement of the Company by Indemnitee of certain compensation or stock profits, as required under the clawback provisions of the Sarbanes-Oxley Act or relating to prohibited securities sales during pension fund blackout periods; or

•	in connection with any action, suit or proceeding (or portion thereof) initiated by Indemnitee without prior Board authorization.
Further, the indemnification provided under the indemnification agreement is not exclusive of any other indemnity rights, but the Indemnitee will not be entitled to double payment.
The foregoing description is qualified in its entirety by reference to the full text of the form of indemnification agreement, which is attached hereto as Exhibit 10.5.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits. (Including those incorporated by reference)

Exhibit No.	Description

10.1	Director Restricted Stock Unit Agreement (Incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K

Exhibit No.	Description

of the Company (File No. 001-31970) filed February 25, 2005).

10.2*	Letter to Michael R. Gambrell dated as of September 18, 2008 regarding compensation as a director.

10.3*	Form of Fourth Amendment to Employment Agreement, dated November 12, 2008, between TRW Automotive Inc. and each of David L. Bialosky, Joseph S. Cantie and Neil E. Marchuk.

10.4*	Fourth Amendment to Employment Agreement, dated November 12, 2008, between TRW Limited and Peter J. Lake.

10.5*	Form of Indemnification Agreement between the Company and each of its directors and executive officers.

99.1*	Press release of TRW Automotive Holdings Corp. dated November 12, 2008 regarding the election of Michael R. Gambrell as a member of the Board of Directors.

*	Filed herewith

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRW AUTOMOTIVE HOLDINGS CORP.
Dated: November 13, 2008	By:	/s/ Joseph S. Cantie
Joseph S. Cantie
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

10.1	Director Restricted Stock Unit Agreement (Incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K of the Company (File No. 001-31970) filed February 25, 2005).

10.2	Letter to Michael R. Gambrell dated as of September 18, 2008 regarding compensation as a director.

10.3	Form of Fourth Amendment to Employment Agreement, dated November 12, 2008, between TRW Automotive Inc. and each of David L. Bialosky, Joseph S. Cantie and Neil E. Marchuk.

10.4	Fourth Amendment to Employment Agreement, dated November 12, 2008, between TRW Limited and Peter J. Lake.

10.5	Form of Indemnification Agreement between the Company and each of its directors and executive officers.

99.1	Press release of TRW Automotive Holdings Corp. dated November 12, 2008 regarding the election of Michael R. Gambrell as a member of the Board of Directors.